Notes and Accounts Receivables	12 Months Ended
Dec. 31, 2010
Notes and Accounts Receivables [Abstract]
Notes and Accounts Receivables
5.	Notes and Accounts Receivables
Accounts receivable, net, consists of accounts receivables less allowance for doubtful accounts. The following table presents the movement of the allowance for doubtful accounts:

	As of December	As of December
	31,	31,
	2009	2010
	RMB	RMB
Balance at beginning of the year	24,708	41,121
Allowance made during the year	16,413	1,645
Recoveries	—	—
Amount written off against the allowance	—	(35,791)

Balance at end of the year	41,121	6,975

Notes receivable represents bank drafts that are non-interest bearing and due within six months. Such bank drafts have been arranged with third-party financial institutions by certain customers to settle their purchases from the Group. The carrying amount of notes receivable approximate their fair values.